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                                                                    EXHIBIT 24.1




                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS COMMUNICATIONS GROUP, INC., a Delaware corporation ("WCG"), does hereby constitute and appoint each of WILLIAM
G. von GLAHN, REBECCA H. HILBORNE, and SHAWNA L. GEHRES their true and lawful attorney-in-fact and each of them (with full power to act without the others) their true and lawful attorney-in-fact for them and in their name and in their capacity as a director or officer, or both, of WCG, as hereinafter set forth below their signature, to sign any and all amendments (including post-effective amendments) to the registration statement on Form S-1 for the registration of Class A common stock of WCG (file number 333-76007) and any and all additional registration statements pursuant to Rule 462(b) relating to said registration statement on Form S-1, and to file the same, with all exhibits thereto, and any and all other instruments necessary or incidental in connection therewith, with the Securities and Exchange Commission; and

                  THAT the undersigned WCG does hereby constitute and appoint WILLIAM G. von GLAHN, REBECCA H. HILBORNE, and SHAWNA L. GEHRES its true and lawful attorney-in-fact and each of them (with full power to act without the others) its true and lawful attorney-in-fact for it and in its name and on its behalf to sign said registration statement and any and all amendments thereto and any additional registration statements pursuant to Rule 462(b) relating to said registration statement on Form S-1, and to file the same, with all exhibits thereto, and all instruments necessary or incidental in connection therewith.

                  Each of said attorney-in-fact shall have full power of substitution and resubstitution, and said attorney-in-fact or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 31st day of May, 1999.

    /s/ MICHAEL P. JOHNSON                     /s/ SCOTT E. SCHUBERT
--------------------------------------    ------------------------------------
        Michael P. Johnson                         Scott E. Schubert
            Director                           Senior Vice President and
                                                Chief Financial Officer
                                             (Principal Financial Officer &
                                              Principal Accounting Officer)



                                          WILLIAMS COMMUNICATIONS GROUP, INC.




                                          By /s/ WILLIAM G. VON GLAHN
                                             ----------------------------------
                                                 William G. von Glahn
ATTEST:                                          Senior Vice President

     /s/ SHAWNA L. GEHRES
--------------------------------------
         Shawna L. Gehres
            Secretary